Exhibit 1.01 COMMERCIAL VEHICLE GROUP, INC. Conflicts Minerals Report For the Year Ended December 31, 2018 Introduction This Conflict Minerals Report on Form SD (“Form SD”) of Commercial Vehicle Group, Inc. (the “Company,” “we,” or “our”) for the year ended December 31, 2018 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (“Rule”). The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to “conflict minerals” as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Rule imposes certain reporting obligations on SEC registrants whose products contain conflict minerals that are necessary to the functionality or production of their products (such minerals are referred to as “necessary conflict minerals”), excepting conflict minerals that, prior to January 31, 2013, were located “outside of the supply chain” (as defined in the Rule). Conflict minerals include columbite-tantalite (tantalum), cassiterite (tin), wolframite (tungsten) and gold. Numerous terms in this Form SD are defined in the Rule and the reader is referred to that source and to SEC Release No. 34-67716 issued by the SEC on August 22, 2012 for such definitions. Company Overview and Product Description The Company (through its subsidiaries) is a leading supplier of electrical wire harnesses, seating systems, and a full range of other cab related products for the global commercial vehicle markets, including the medium- and heavy-duty truck, medium-and heavy- construction vehicle, military, bus, agriculture, specialty transportation, mining, industrial equipment and off-road recreational markets. Our products include electrical wire harnesses and panel assemblies, trim systems and components, cab structures and sleeper boxes, mirrors, wipers and controls, seats and seating systems, office seating, and aftermarket seats and components. Some of these products contain conflict minerals that are necessary to their functionality or production. Company’s Conflict Minerals Policy Pursuant to our conflict minerals policy, we are committed to avoiding the use of conflict minerals in our products which directly or indirectly finance or benefit armed groups in the Covered Countries. As part of our efforts to comply with the Rule, we must conduct due diligence inquiries of our supply chain in order to accurately report our compliance with the Rule. We expect our suppliers to respond to information requests from us regarding the uses and sources of conflict minerals in their products including information about minerals that are recycled or scrapped. In order to respond to our information requests, we expect our suppliers to perform due diligence on the source and chain of custody of their conflict minerals in accordance with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High- Risk Areas (the “OECD Guidance”). The full text of our Conflict Minerals Policy is available under the “Investors” tab at http://ir.cvgrp.com. The content of any website referred to in this Form SD is included for general information only and unless otherwise indicated is not incorporated by reference in this Form SD. Conflict Minerals Disclosure We have concluded in good faith that during 2018: a) We have manufactured or contracted to manufacture products of which conflict minerals are necessary to the functionality or production of our products, and b) Based on a reasonable country of origin inquiry (described below), we have reason to believe that certain of our necessary conflict minerals may have originated in the Covered Countries and we have reason to believe that those necessary conflict minerals may not be solely from recycled or scrap sources.

Description of Reasonable Country of Origin Inquiry (“RCOI”) Efforts Below is a description of our efforts to determine whether any of the necessary conflict minerals in our products originated in the Covered Countries. As part of our RCOI efforts, we exercised due diligence in accordance with the OECD framework on the source and chain of custody of the conflict minerals by utilizing a reasonable risk-based approach to identify all suppliers (other than suppliers whose service or products were not necessary to the functionality or production of our products). Upon creating a master list of suppliers that met the requirements set forth above, we determined that we had 1,549 in-scope suppliers (the “Targeted Supplier Group”). We requested each supplier in the Targeted Supplier Group to complete a Conflict Minerals Reporting Template (“CMRT”). The CMRT is an initiative of EICC and GeSI. Out of our Targeted Supplier Group, 55% responded using a validly completed CMRT, with an additional 13% of our Targeted Supplier Group responding with invalid CMRT forms, Electronic Industry Citizenship Coalition, Incorporated and Global e-Sustainability Initiative Form (“GeSI Forms”) or other written correspondence. A significant number of our Targeted Supplier Group did not respond to five or more requests for information. In the aggregate, we received responses in the form of completed CMRT Forms, GeSI Forms or written correspondence from 69% of our Targeted Supplier Group. The Process of Distribution, Collection and Review of Completed CMRT Forms from the Targeted Supplier Group 1. The CMRT Forms were distributed via iPoint and/or email. We used iPoint as a tool to manage the distribution and collection of CMRT Forms because iPoint is generally known in our industry as a very reliable tool to manage, track and report data across the supply chain. 2. We requested the return of the completed CMRT Forms via iPoint or our designated conflict mineral email address. 3. Once the CMRT Forms were returned, we reviewed them for completeness. Our review for completeness included validating that all required fields were completed according to the instructions found on the CMRT instructions tab. 4. If any required fields were not completed, the supplier was contacted for updated information or if known the information was documented on our master tracking sheet. The Process of Collection and Review of Information from our Targeted Supplier Group that did not complete CMRT Forms As disclosed above, we received responses from certain of our Targeted Supplier Group in the form of completed GeSI Forms or other written correspondence. If the responses received via a GeSI Form, invalid CMRT forms or other written correspondence did not provide the required information, we attempted to obtain the required information. Additional Source and Chain of Custody Due Diligence Approximately 15% of respondents from our Targeted Supplier Group indicated that 1 or more of their conflict minerals either originated in the Covered Countries or they were uncertain as to whether their conflict minerals originated in the Covered Countries. We have communicated our conflict minerals policy to suppliers in our Targeted Supplier Group, and we have informed them that we are committed to avoiding the use of conflict minerals in our products which directly or indirectly finance or benefit armed groups in the Covered Countries. Risk Mitigation Strategies and Steps to Improve Due Diligence in the Future In subsequent compliance periods, we intend to continue to improve the collection of due diligence data in order to continue mitigating the risk that necessary conflict minerals directly or indirectly finance or benefit armed groups in the Covered Countries. In doing so, we intend to take the following steps, among others: • Continue to engage our Targeted Supplier Group to increase our response rate for CMRT Forms, and ensure the CMRT Forms we receive are fully completed; and • Continue to identify process improvements for the next reporting period by benchmarking relevant information, remaining current on guidance from the SEC, and incorporating best practices for good faith RCOI and related due diligence. Smelters and Refiners The completed CMRT Forms included information about smelters and refiners, if any, used by our Targeted Supplier Group. Such smelters and refiners were then reviewed against the smelter list located on the Responsible Minerals Initiative (“RMI”) website, formally CFSI. Not all of the smelters and refiners from which our suppliers sourced conflict minerals were RMI active or conformant. We do not have direct smelter relationships. As such, we had limitations in obtaining information independently. RMI, the primary industry scheme currently in place for identifying and auditing smelters and refiners, utilizes a third party auditor to assess the due diligence information consistent with the OECD Guidance including transportation and transit routes as well as mine origin to determine whether the smelter minerals are conflict free. Although the RMI does not provide information on transit and transportation routes used between the mine and the smelter, it does review this type of information covered by the in-region sourcing scheme as part of the third party audit of smelters due diligence practices for sourcing. We relied on information from RMI and third party audits to assess smelters' due diligence practices in accordance with the OECD Guidance. This is aligned with the recommendation contained in the OECD Guidance, which allows for the review of the information on country of mineral origin, transit and transportation routes and smelters and refiners through collective efforts.

Below is a List of Smelters and Refiners provided by our Targeted Supplier Group that have been identified as Active and Conformant with the Responsible Minerals Assurance Process (RMAP) Protocols Maintained by RMI and posted on the RMI website as of May 27, 2019.

Metal	Smelter ID	Standard Smelter Name	Company State/Province/Region	Country Location	RMAP Status
Gold	CID000015	Advanced Chemical Company	Warwick, Rhode Island	UNITED STATES OF AMERICA	Conformant
Gold	CID000019	Aida Chemical Industries Co., Ltd.	Fuchu, Tokyo	JAPAN	Conformant
Gold	CID000035	Allgemeine Gold-und Silberscheideanstalt A.G.	Pforzheim, Baden-Württemberg	GERMANY	Conformant
Gold	CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	Almalyk, Toshkent	UZBEKISTAN	Conformant
Gold	CID000058	AngloGold Ashanti Corrego do Sitio Mineracao	Nova Lima, Minas Gerais	BRAZIL	Conformant
Gold	CID000077	Argor-Heraeus S.A.	Mendrisio, Ticino	SWITZERLAND	Conformant
Gold	CID000082	Asahi Pretec Corp.	Kobe, Hyogo, Japan	JAPAN	Conformant
Gold	CID000090	Asaka Riken Co., Ltd.	Tamura, Fukushima	JAPAN	Conformant
Gold	CID000113	Aurubis AG	Hamburg, Hamburg	GERMANY	Conformant
Gold	CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Quezon City, Rizal	PHILIPPINES	Conformant
Gold	CID000157	Boliden AB	Skelleftehamn, Västerbottens län [SE-24]	SWEDEN	Conformant
Gold	CID000176	C. Hafner GmbH + Co. KG	Pforzheim, Baden-Württemberg	GERMANY	Conformant
Gold	CID000185	CCR Refinery - Glencore Canada Corporation	Montréal, Quebec	CANADA	Conformant
Gold	CID000189	Cendres + Metaux S.A.	Biel-Bienne, Bern	SWITZERLAND	Conformant
Gold	CID000233	Chimet S.p.A.	Arezzo, Toscana	ITALY	Conformant
Gold	CID000264	Chugai Mining	Chiyoda, Tokyo	JAPAN	Active
Gold	CID000328	Daejin Indus Co., Ltd.	Namdong, Incheon-gwangyeoksi	KOREA, REPUBLIC OF	Conformant
Gold	CID000359	DSC (Do Sung Corporation)	Gimpo, Gyeonggi-do	KOREA, REPUBLIC OF	Conformant
Gold	CID000362	DODUCO Contacts and Refining GmbH	Pforzheim, Baden-Württemberg	GERMANY	Conformant
Gold	CID000401	Dowa	Kosaka, Akita	JAPAN	Conformant
Gold	CID000425	Eco-System Recycling Co., Ltd.	Honjo, Saitama, Japan	JAPAN	Conformant
Gold	CID000493	OJSC Novosibirsk Refinery	Novosibirsk, Novosibirskaya oblast'	RUSSIAN FEDERATION	Conformant
Gold	CID000689	HeeSung Metal Ltd.	Seo-gu, Incheon-gwangyeoksi	KOREA, REPUBLIC OF	Conformant
Gold	CID000694	Heimerle + Meule GmbH	Pforzheim, Baden-Württemberg	GERMANY	Conformant
Gold	CID000707	Heraeus Metals Hong Kong Ltd.	Fanling, Hong Kong SAR	CHINA	Conformant
Gold	CID000711	Heraeus Precious Metals GmbH & Co. KG	Hanau, Hessen	GERMANY	Conformant
Gold	CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Hohhot, Nei Mongol Zizhiqu	CHINA	Conformant
Gold	CID000807	Ishifuku Metal Industry Co., Ltd.	Soka, Saitama	JAPAN	Conformant
Gold	CID000814	Istanbul Gold Refinery	Kuyumcukent, İstanbul	TURKEY	Conformant
Gold	CID000823	Japan Mint	Osaka, Osaka	JAPAN	Conformant
Gold	CID000855	Jiangxi Copper Co., Ltd.	Guixi City, Jiangxi Sheng	CHINA	Conformant
Gold	CID000920	Asahi Refining USA Inc.	Salt Lake City, Utah	UNITED STATES OF AMERICA	Conformant
Gold	CID000924	Asahi Refining Canada Ltd.	Brampton, Ontario	CANADA	Conformant
Gold	CID000929	JSC Uralelectromed	Verkhnyaya Pyshma, Sverdlovskaya oblast'	RUSSIAN FEDERATION	Conformant
Gold	CID000937	JX Nippon Mining & Metals Co., Ltd.	Ōita, Ôita	JAPAN	Conformant
Gold	CID000957	Kazzinc	Ust-Kamenogorsk, Qaraghandy oblysy	KAZAKHSTAN	Conformant

Gold	CID000969	Kennecott Utah Copper LLC	Magna, Utah	UNITED STATES OF AMERICA	Conformant
Gold	CID000981	Kojima Chemicals Co., Ltd.	Sayama, Saitama, Japan	JAPAN	Conformant
Gold	CID001029	Kyrgyzaltyn JSC	Bishkek, Chüy	KYRGYZSTAN	Conformant
Gold	CID001078	LS-NIKKO Copper Inc.	Onsan-eup, Ulsan-gwangyeoksi	KOREA, REPUBLIC OF	Conformant
Gold	CID001113	Materion	Buffalo, New York	UNITED STATES OF AMERICA	Conformant
Gold	CID001119	Matsuda Sangyo Co., Ltd.	Iruma, Saitama	JAPAN	Conformant
Gold	CID001147	Metalor Technologies (Suzhou) Ltd.	Suzhou Industrial Park, Jiangsu Sheng	CHINA	Conformant
Gold	CID001149	Metalor Technologies (Hong Kong) Ltd.	Kwai Chung, Hong Kong SAR	CHINA	Conformant
Gold	CID001152	Metalor Technologies (Singapore) Pte., Ltd.	Singapore, South West	SINGAPORE	Conformant
Gold	CID001153	Metalor Technologies S.A.	Marin, Neuchâtel	SWITZERLAND	Conformant
Gold	CID001157	Metalor USA Refining Corporation	North Attleboro, Massachusetts	UNITED STATES OF AMERICA	Conformant
Gold	CID001161	Metalurgica Met-Mex Penoles S.A. De C.V.	Torreon, Coahuila de Zaragoza	MEXICO	Conformant
Gold	CID001188	Mitsubishi Materials Corporation	Naoshima, Kagawa	JAPAN	Conformant
Gold	CID001193	Mitsui Mining and Smelting Co., Ltd.	Takehara, Hiroshima	JAPAN	Conformant
Gold	CID001204	Moscow Special Alloys Processing Plant	Obrucheva, Moskva	RUSSIAN FEDERATION	Conformant
Gold	CID001220	Nadir Metal Rafineri San. Ve Tic. A.S.	Bahçelievler, İstanbul	TURKEY	Conformant
Gold	CID001259	Nihon Material Co., Ltd.	Noda, Chiba	JAPAN	Conformant
Gold	CID001325	Ohura Precious Metal Industry Co., Ltd.	Nara-shi, Nara	JAPAN	Conformant
Gold	CID001326	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Krasnoyarsk, Krasnoyarskiy kray	RUSSIAN FEDERATION	Conformant
Gold	CID001352	PAMP S.A.	Castel San Pietro, Ticino	SWITZERLAND	Conformant
Gold	CID001386	Prioksky Plant of Non-Ferrous Metals	Kasimov, Ryazanskaya oblast'	RUSSIAN FEDERATION	Conformant
Gold	CID001397	PT Aneka Tambang (Persero) Tbk	Jakarta, Jakarta Raya	INDONESIA	Conformant
Gold	CID001498	PX Precinox S.A.	La Chaux-de-Fonds, Neuchâtel	SWITZERLAND	Conformant
Gold	CID001512	Rand Refinery (Pty) Ltd.	Germiston, Gauteng	SOUTH AFRICA	Conformant
Gold	CID001534	Royal Canadian Mint	Ottawa, Ontario	CANADA	Conformant
Gold	CID001585	SEMPSA Joyeria Plateria S.A.	Madrid, Madrid, Comunidad de	SPAIN	Conformant
Gold	CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Zhaoyuan, Shandong Sheng	CHINA	Conformant
Gold	CID001736	Sichuan Tianze Precious Metals Co., Ltd.	Chengdu, Sichuan Sheng	CHINA	Conformant
Gold	CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	Shyolkovo, Moskovskaja oblast'	RUSSIAN FEDERATION	Conformant
Gold	CID001761	Solar Applied Materials Technology Corp.	Tainan City, Tainan	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	CID001798	Sumitomo Metal Mining Co., Ltd.	Saijo, Wehime	JAPAN	Conformant
Gold	CID001875	Tanaka Kikinzoku Kogyo K.K.	Hiratsuka, Kanagawa	JAPAN	Conformant
Gold	CID001916	The Refinery of Shandong Gold Mining Co., Ltd.	Laizhou, Shandong Sheng	CHINA	Conformant
Gold	CID001938	Tokuriki Honten Co., Ltd.	Kuki, Saitama	JAPAN	Conformant
Gold	CID001955	Torecom	Asan, Chungcheongnam-do	KOREA, REPUBLIC OF	Conformant
Gold	CID001977	Umicore Brasil Ltda.	Guarulhos, São Paulo	BRAZIL	Conformant
Gold	CID001980	Umicore S.A. Business Unit Precious Metals Refining	Hoboken, Antwerpen	BELGIUM	Conformant
Gold	CID001993	United Precious Metal Refining, Inc.	Alden, New York	UNITED STATES OF AMERICA	Conformant
Gold	CID002003	Valcambi S.A.	Balerna, Ticino	SWITZERLAND	Conformant
Gold	CID002030	Western Australian Mint (T/a The Perth Mint)	Newburn, Western Australia	AUSTRALIA	Conformant
Gold	CID002100	Yamakin Co., Ltd.	Konan, Kochi	JAPAN	Conformant
Gold	CID002129	Yokohama Metal Co., Ltd.	Sagamihara, Kanagawa	JAPAN	Conformant

Gold	CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Sanmenxia, Henan Sheng	CHINA	Conformant
Gold	CID002243	Gold Refinery of Zijin Mining Group Co., Ltd.	Shanghang, Fujian Sheng	CHINA	Conformant
Gold	CID002314	Umicore Precious Metals Thailand	Khwaeng Dok Mai, Krung Thep Maha Nakhon	THAILAND	Conformant
Gold	CID002459	Geib Refining Corporation	Warwick, Rhode Island	UNITED STATES OF AMERICA	Conformant
Gold	CID002509	MMTC-PAMP India Pvt., Ltd.	Mewat, Haryana	INDIA	Conformant
Gold	CID002511	KGHM Polska Miedz Spolka Akcyjna	Lubin, Dolnośląskie	POLAND	Active
Gold	CID002516	Singway Technology Co., Ltd.	Dayuan, Taoyuan	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	CID002560	Al Etihad Gold Refinery DMCC	Dubai, Dubayy	UNITED ARAB EMIRATES	Conformant
Gold	CID002561	Emirates Gold DMCC	Dubai, Dubayy	UNITED ARAB EMIRATES	Conformant
Gold	CID002580	T.C.A S.p.A	Capolona, Toscana	ITALY	Conformant
Gold	CID002582	REMONDIS PMR B.V.	Moerdijk, Noord-Brabant	NETHERLANDS	Conformant
Gold	CID002605	Korea Zinc Co., Ltd.	Gangnam, Seoul-teukbyeolsi	KOREA, REPUBLIC OF	Conformant
Gold	CID002606	Marsam Metals	Sao Paolo, São Paulo	BRAZIL	Conformant
Gold	CID002761	SAAMP	Paris, Île-de-France	FRANCE	Conformant
Gold	CID002762	L'Orfebre S.A.	Andorra	ANDORRA	Conformant
Gold	CID002763	8853 S.p.A.	Pero, Lombardia	ITALY	Conformant
Gold	CID002765	Italpreziosi	Arezzo, Toscana	ITALY	Conformant
Gold	CID002777	SAXONIA Edelmetalle GmbH	Halsbruke, Sachsen	GERMANY	Conformant
Gold	CID002778	WIELAND Edelmetalle GmbH	Pforzeim, Baden-Wurttemberg	GERMANY	Conformant
Gold	CID002779	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Vienna, Wien	AUSTRIA	Conformant
Gold	CID002850	AU Traders and Refiners	Johannesburg, Gauteng	SOUTH AFRICA	Conformant
Gold	CID002863	Bangalore Refinery	Bangalore, Karnataka	INDIA	Conformant
Gold	CID002918	SungEel HiMetal Co., Ltd.	Gunsan-si, Jeollabuk-do	KOREA, REPUBLIC OF	Conformant
Gold	CID002919	Planta Recuperadora de Metales SpA	Mejillones, Antofagasta	CHILE	Conformant
Gold	CID002973	Safimet S.p.A	Arezzo, Toscana	ITALY	Conformant
Gold	CID003189	NH Recytech Company	Pyeongtaek-si, Gyeonggi-do	KOREA, REPUBLIC OF	Active
Gold	CID003195	DS PRETECH Co., Ltd.	Chopyeong-myeon, Chungcheongbuk-do	KOREA, REPUBLIC OF	Conformant
Tantalum	CID000092	Asaka Riken Co., Ltd.	Tamura, Fukushima	JAPAN	Conformant
Tantalum	CID000211	Changsha South Tantalum Niobium Co., Ltd.	Changsha, Hunan Sheng	CHINA	Conformant
Tantalum	CID000291	Guangdong Rising Rare Metals-EO Materials Ltd.	Conghua, Guangdong Sheng	CHINA	Conformant
Tantalum	CID000456	Exotech Inc.	Pompano Beach, Florida	UNITED STATES OF AMERICA	Conformant
Tantalum	CID000460	F&X Electro-Materials Ltd.	Jiangmen, Guangdong Sheng	CHINA	Conformant
Tantalum	CID000616	Guangdong Zhiyuan New Material Co., Ltd.	Yingde, Guangdong Sheng	CHINA	Conformant
Tantalum	CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant
Tantalum	CID000917	Jiujiang Tanbre Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant
Tantalum	CID001076	LSM Brasil S.A.	São João del Rei, Minas Gerais	BRAZIL	Conformant
Tantalum	CID001163	Metallurgical Products India Pvt., Ltd.	District Raigad, Maharashtra	INDIA	Conformant
Tantalum	CID001175	Mineracao Taboca S.A.	Presidente Figueiredo, Amazonas	BRAZIL	Conformant
Tantalum	CID001192	Mitsui Mining and Smelting Co., Ltd.	Omuta, Fukuoka	JAPAN	Conformant
Tantalum	CID001200	NPM Silmet AS	Sillamäe, Ida-Virumaa	ESTONIA	Conformant
Tantalum	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Shizuishan City, Ningxia Sheng	CHINA	Conformant
Tantalum	CID001508	QuantumClean	Carrollton, Texas	UNITED STATES OF AMERICA	Conformant

Tantalum	CID001522	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Zhuzhou, Hunan Sheng	CHINA	Conformant
Tantalum	CID001769	Solikamsk Magnesium Works OAO	Solikamsk, Permskiy kray	RUSSIAN FEDERATION	Conformant
Tantalum	CID001869	Taki Chemical Co., Ltd.	Harima, Hyogo	JAPAN	Conformant
Tantalum	CID001891	Telex Metals	Croydon, Pennsylvania	UNITED STATES OF AMERICA	Conformant
Tantalum	CID001969	Ulba Metallurgical Plant JSC	Ust-Kamenogorsk, Qaraghandy oblysy	KAZAKHSTAN	Conformant
Tantalum	CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang, Hunan Sheng	CHINA	Conformant
Tantalum	CID002504	D Block Metals, LLC	Gastonia, North Carolina	UNITED STATES OF AMERICA	Conformant
Tantalum	CID002505	FIR Metals & Resource Ltd.	Zhuzhou, Hunan Sheng	CHINA	Conformant
Tantalum	CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant
Tantalum	CID002508	XinXing HaoRong Electronic Material Co., Ltd.	YunFu City, Guangdong Sheng	CHINA	Conformant
Tantalum	CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Fengxin, Jiangxi Sheng	CHINA	Conformant
Tantalum	CID002539	KEMET Blue Metals	Matamoros, Tamaulipas	MEXICO	Conformant
Tantalum	CID002544	H.C. Starck Co., Ltd.	Map Ta Phut, Rayong	THAILAND	Conformant
Tantalum	CID002545	H.C. Starck Tantalum and Niobium GmbH	Goslar, Niedersachsen	GERMANY	Conformant
Tantalum	CID002547	H.C. Starck Hermsdorf GmbH	Hermsdorf, Thüringen	GERMANY	Conformant
Tantalum	CID002548	H.C. Starck Inc.	Newton, Massachusetts	UNITED STATES OF AMERICA	Conformant
Tantalum	CID002549	H.C. Starck Ltd.	Mito, Ibaraki	JAPAN	Conformant
Tantalum	CID002550	H.C. Starck Smelting GmbH & Co. KG	Laufenburg, Baden-Württemberg	GERMANY	Conformant
Tantalum	CID002557	Global Advanced Metals Boyertown	Boyertown, Pennsylvania	UNITED STATES OF AMERICA	Conformant
Tantalum	CID002558	Global Advanced Metals Aizu	Aizuwakamatsu, Fukushima	JAPAN	Conformant
Tantalum	CID002568	KEMET Blue Powder	Mound House, Nevada	UNITED STATES OF AMERICA	Conformant
Tantalum	CID002707	Resind Industria e Comercio Ltda.	São João del Rei, Minas gerais	BRAZIL	Conformant
Tantalum	CID002842	Jiangxi Tuohong New Raw Material	Yi Chun City, Jiangxi Sheng	CHINA	Conformant
Tantalum	CID002847	Power Resources Ltd.	Skopje, Skopje	NORTH MACEDONIA, REPUBLIC OF	Conformant
Tantalum	CID003191	Jiujiang Janny New Material Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	Conformant
Tin	CID000228	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	Chenzhou, Hunan Sheng	CHINA	Conformant
Tin	CID000292	Alpha	Altoona, Pennsylvania	UNITED STATES OF AMERICA	Conformant
Tin	CID000306	CV Gita Pesona	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID000309	PT Aries Kencana Sejahtera	Pemali, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID000313	PT Premium Tin Indonesia	Pangkalan, Central Kalimantan	INDONESIA	Conformant
Tin	CID000315	CV United Smelting	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID000402	Dowa	Kosaka, Akita	JAPAN	Conformant
Tin	CID000438	EM Vinto	Oruro, Oruro	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
Tin	CID000468	Fenix Metals	Chmielów, Podkarpackie	POLAND	Conformant
Tin	CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Gejiu, Yunnan Sheng	CHINA	Conformant
Tin	CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	Gejiu, Yunnan Sheng	CHINA	Conformant
Tin	CID000760	Huichang Jinshunda Tin Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant
Tin	CID000942	Gejiu Kai Meng Industry and Trade LLC	Gejiu, Yunnan Sheng	CHINA	Conformant

Tin	CID001070	China Tin Group Co., Ltd.	Laibin, Guangxi Sheng	CHINA	Conformant
Tin	CID001105	Malaysia Smelting Corporation (MSC)	Butterworth, Pulau Pinang	MALAYSIA	Conformant
Tin	CID001142	Metallic Resources, Inc.	Twinsburg, Ohio	UNITED STATES OF AMERICA	Conformant
Tin	CID001173	Mineracao Taboca S.A.	Bairro Guarapiranga, Pirapora do Bom Jesus City, São Paulo	BRAZIL	Conformant
Tin	CID001182	Minsur	Paracas, Ika	PERU	Conformant
Tin	CID001191	Mitsubishi Materials Corporation	Asago, Hyogo	JAPAN	Conformant
Tin	CID001231	Jiangxi New Nanshan Technology Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant
Tin	CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	Sriracha, Chon Buri	THAILAND	Conformant
Tin	CID001337	Operaciones Metalurgicas S.A.	Oruro, Oruro	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
Tin	CID001399	PT Artha Cipta Langgeng	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001402	PT Babel Inti Perkasa	Lintang, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001406	PT Babel Surya Alam Lestari	Badau, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001419	PT Bangka Tin Industry	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001421	PT Belitung Industri Sejahtera	West Belitung, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001428	PT Bukit Timah	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001434	PT DS Jaya Abadi	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001448	PT Karimun Mining	Karimun, Kepulauan Riau	INDONESIA	Conformant
Tin	CID001453	PT Mitra Stania Prima	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001457	PT Panca Mega Persada	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001458	PT Prima Timah Utama	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001460	PT Refined Bangka Tin	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001463	PT Sariwiguna Binasentosa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001468	PT Stanindo Inti Perkasa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001471	PT Sumber Jaya Indah	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001477	PT Timah Tbk Kundur	Kundur, Riau	INDONESIA	Conformant
Tin	CID001482	PT Timah Tbk Mentok	Mentok, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001490	PT Tinindo Inter Nusa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001493	PT Tommy Utama	Gantung, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID001539	Rui Da Hung	Taoyuan, Taoyuan	TAIWAN, PROVINCE OF CHINA	Conformant
Tin	CID001758	Soft Metais Ltda.	Bebedouro, São Paulo	BRAZIL	Conformant
Tin	CID001898	Thaisarco	Amphur Muang, Phuket	THAILAND	Conformant
Tin	CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Geiju, Yunnan Sheng	CHINA	Conformant

Tin	CID002036	White Solder Metalurgia e Mineracao Ltda.	Ariquemes, Rondônia	BRAZIL	Conformant
Tin	CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Gejiu, Yunnan Sheng	CHINA	Conformant
Tin	CID002180	Yunnan Tin Company Limited	Gejiu, Yunnan Sheng	CHINA	Conformant
Tin	CID002455	CV Venus Inti Perkasa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID002468	Magnu's Minerais Metais e Ligas Ltda.	São João del Rei, Minas Gerais	BRAZIL	Conformant
Tin	CID002478	PT Tirus Putra Mandiri	Bogor, Jawa Barat	INDONESIA	Conformant
Tin	CID002500	Melt Metais e Ligas S.A.	Ariquemes, Rondônia	BRAZIL	Conformant
Tin	CID002503	PT ATD Makmur Mandiri Jaya	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID002517	O.M. Manufacturing Philippines, Inc.	Rosario, Cavite	PHILIPPINES	Conformant
Tin	CID002530	PT Inti Stania Prima	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID002570	CV Ayi Jaya	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID002592	CV Dua Sekawan	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID002593	PT Rajehan Ariq	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID002706	Resind Industria e Comercio Ltda.	São João del Rei, Minas gerais	BRAZIL	Conformant
Tin	CID002773	Metallo Belgium N.V.	Beerse, Antwerpen	BELGIUM	Conformant
Tin	CID002774	Metallo Spain S.L.U.	Berango, Bizkaia	SPAIN	Conformant
Tin	CID002776	PT Bangka Prima Tin	Pangkalan Baru, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID002816	PT Sukses Inti Makmur	Sungai Samak, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID002829	PT Kijang Jaya Mandiri	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID002835	PT Menara Cipta Mulia	Mentawak, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID002844	HuiChang Hill Tin Industry Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant
Tin	CID002848	Gejiu Fengming Metallurgy Chemical Plant	Gejiu, Yunnan Sheng	CHINA	Conformant
Tin	CID002849	Guanyang Guida Nonferrous Metal Smelting Plant	Guanyang, Guangxi Sheng	CHINA	Conformant
Tin	CID002858	Modeltech Sdn Bhd	Melaka, Malaysia	MALAYSIA	Conformant
Tin	CID002859	Gejiu Jinye Mineral Company	Gejiu, Yunnan	CHINA	Conformant
Tin	CID002870	PT Lautan Harmonis Sejahtera	Pasir Putih, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID003116	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	Chaozhou, Guangdong Sheng	CHINA	Conformant
Tin	CID003190	Chifeng Dajingzi Tin Industry Co., Ltd.	Chifeng, Nei Mongol Zizhiqu	CHINA	Conformant
Tin	CID003205	PT Bangka Serumpun	Pangkalpinang, Kepulauan Bangka Belitung	INDONESIA	Conformant
Tin	CID003325	Tin Technology & Refining	West Chester, Pennsylvania	UNITED STATES OF AMERICA	Conformant
Tin	CID003356	Dongguan CiEXPO Environmental Engineering Co., Ltd.	Dongguan, Guangdong Sheng	CHINA	Active
Tin	CID003381	PT Rajawali Rimba Perkasa	Tukak Sadai, Bangka Belitung	INDONESIA	Conformant
Tungsten	CID000004	A.L.M.T. Corp.	Toyama City, Toyama	JAPAN	Conformant
Tungsten	CID000105	Kennametal Huntsville	Huntsville, Alabama	UNITED STATES OF AMERICA	Conformant
Tungsten	CID000218	Guangdong Xianglu Tungsten Co., Ltd.	Chaozhou, Guangdong Sheng	CHINA	Conformant
Tungsten	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant

Tungsten	CID000499	Fujian Jinxin Tungsten Co., Ltd.	Yanshi, Longyan, Fujian Sheng	CHINA	Conformant
Tungsten	CID000568	Global Tungsten & Powders Corp.	Towanda, Pennsylvania	UNITED STATES OF AMERICA	Conformant
Tungsten	CID000766	Hunan Chenzhou Mining Co., Ltd.	Yuanling, Hunan Sheng	CHINA	Conformant
Tungsten	CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hengyang, Hunan Sheng	CHINA	Conformant
Tungsten	CID000825	Japan New Metals Co., Ltd.	Akita City, Akita	JAPAN	Conformant
Tungsten	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant
Tungsten	CID000966	Kennametal Fallon	Fallon, Nevada	UNITED STATES OF AMERICA	Conformant
Tungsten	CID001889	Tejing (Vietnam) Tungsten Co., Ltd.	Halong City, Tây Ninh	VIET NAM	Conformant
Tungsten	CID002044	Wolfram Bergbau und Hutten AG	St. Martin i-S, Steiermark	AUSTRIA	Conformant
Tungsten	CID002082	Xiamen Tungsten Co., Ltd.	Haicang, Fujian Sheng	CHINA	Conformant
Tungsten	CID002095	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Shaoguan, Guangdong Sheng	CHINA	Conformant
Tungsten	CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant
Tungsten	CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant
Tungsten	CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant
Tungsten	CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Tonggu, Jiangxi Sheng	CHINA	Conformant
Tungsten	CID002319	Malipo Haiyu Tungsten Co., Ltd.	Nanfeng Xiaozhai, Yunnan Sheng	CHINA	Conformant
Tungsten	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen, Fujian Sheng	CHINA	Conformant
Tungsten	CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	Xiushui, Jiangxi Sheng	CHINA	Conformant
Tungsten	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant
Tungsten	CID002502	Asia Tungsten Products Vietnam Ltd.	Vinh Bao District, Hai Phong	VIET NAM	Conformant
Tungsten	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou, Hunan Sheng	CHINA	Conformant
Tungsten	CID002541	H.C. Starck Tungsten GmbH	Goslar, Niedersachsen	GERMANY	Conformant
Tungsten	CID002542	H.C. Starck Smelting GmbH & Co. KG	Laufenburg, Baden-Württemberg	GERMANY	Conformant
Tungsten	CID002543	Masan Tungsten Chemical LLC (MTC)	Dai Tu, Thái Nguyên	VIET NAM	Conformant
Tungsten	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant
Tungsten	CID002579	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Hengyang, Hunan Sheng	CHINA	Conformant
Tungsten	CID002589	Niagara Refining LLC	Depew, New York	UNITED STATES OF AMERICA	Conformant
Tungsten	CID002645	Ganzhou Haichuang Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant
Tungsten	CID002649	Hydrometallurg, JSC	Nalchik, Kabardino-Balkarskaya Respublika	RUSSIAN FEDERATION	Conformant
Tungsten	CID002724	Unecha Refractory metals plant	Unecha, Bryanskaya oblast'	RUSSIAN FEDERATION	Conformant
Tungsten	CID002815	South-East Nonferrous Metal Company Limited of Hengyang City	Hengyang, Hunan Sheng	CHINA	Conformant
Tungsten	CID002827	Philippine Chuangxin Industrial Co., Inc.	Marilao, Bulacan	PHILIPPINES	Conformant
Tungsten	CID002830	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	Conformant
Tungsten	CID002833	ACL Metais Eireli	Araçariguama, São Paulo	BRAZIL	Conformant
Tungsten	CID002843	Woltech Korea Co., Ltd.	Gyeongju-si, Gyeongsangbuk-do	KOREA, REPUBLIC OF	Conformant
Tungsten	CID002845	Moliren Ltd.	Roshal, Moskovskaja oblast'	RUSSIAN FEDERATION	Conformant